Exhibit 10.9

May 19, 2004

MetroPCS, Inc.

MetroPCS Communications, Inc.

8144 Walnut Hill Lane, Suite 800

Dallas, Texas 75231

Ladies and Gentlemen:

1.	Introduction

Each of the undersigned holders of Series D Preferred Stock (the “Consenting Preferred Stockholders”) hereby acknowledges that such Consenting Preferred Stockholder is a holder of shares of Series D Preferred Stock of MetroPCS, Inc. Certain capitalized terms used in this letter agreement are defined below under the heading “Definitions.”

The Consenting Preferred Stockholders are aware that MetroPCS Communications has filed a registration statement on Form S-1 with the Securities and Exchange Commission relating to the initial public offering of common stock of MetroPCS Communications (the “IPO”). Accordingly, the Consenting Preferred Stockholders are executing this letter agreement in order to facilitate consummation of the IPO upon terms and conditions that are acceptable to the Consenting Preferred Stockholders, as described below.

Prior to giving effect to the limited waiver set forth below, the definition of the terms “Qualified Public Offering” and “Qualifying Public Offering” in the Stockholders Agreement and the Securities Purchase Agreement, and certain operative provisions of the Governing Documents, provide that in order to trigger automatic conversion of all the Series D Preferred Stock upon consummation of the IPO, the IPO must result in an initial public offering price per share of common stock that when multiplied by the number of shares of common stock issuable upon conversion of all the Series D Preferred Stock, results in a product that equals or exceeds $700 million (the “Minimum Valuation Condition”). Also, the Governing Documents provide that the Minimum Valuation Condition must be satisfied in order to avoid the requirement that the IPO be approved by either (a) the affirmative vote of each of the Outside Directors or (b) the affirmative vote and concurrence of 66 2/3% of the Series D Preferred Stock then outstanding.

The Consenting Preferred Stockholders wish to effect a limited waiver of the Minimum Valuation Condition to facilitate consummation of the IPO.

2.	Limited Waiver

Each Consenting Preferred Stockholder hereby consents to the following with respect to the terms of the Series D Preferred Stock and each of the Governing Documents: The Minimum Valuation Condition is hereby waived and the issuance of common stock pursuant to the IPO is hereby approved; provided that each of the Conditions Precedent set forth below are satisfied.

3.	Conversion Notice

Pursuant to clause (iii) of Section 3(b) of the Certificate of Designations, each Consenting Preferred Stockholder hereby gives notice to the Company that each share of Series D Preferred

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MetroPCS Communications, Inc.

May 19, 2004

Stock shall be converted automatically on the date of, and upon consummation of, the IPO; provided that each of the Conditions Precedent set forth below is satisfied.

4.	Conditions Precedent

The following conditions shall constitute the “Conditions Precedent” referred to in this letter agreement:

(a)	the IPO is consummated on or prior to September 30, 2004; and

(b)	the IPO is consummated at a price per share to the public that when multiplied by the number of shares of common stock issued upon conversion of any and all shares of Series D Preferred Stock (such conversion having occurred at any time upon or prior to such offering), results in a product that equals or exceeds $657 million.

5.	Covenant to Not Pay Dividends

The Company covenants and agrees to not pay cash dividends on the Series D Preferred Stock at any time prior to September 30, 2004.

6.	Effective Time

The provisions of this letter agreement shall be effective upon and not prior to satisfaction of each of the following conditions: (a) the Securities Purchase Agreement Amendment No. 7 shall have become effective pursuant to the terms of the Securities Purchase Agreement; (b) the Stockholders Agreement Amendment No. 4 shall have become effective pursuant to the terms of the Stockholders Agreement; and (c) this letter agreement shall have been executed by (i) MetroPCS and MetroPCS Communications and (ii) the holders of at least 66 2/3% of the Series D Preferred Stock outstanding on the date hereof.

7.	Definitions

As used in this letter agreement, the following capitalized terms have the meanings assigned to them below:

“Certificate of Designations” means the Amended and Restated Certificate of Designations, Preferences and Rights for Series D Convertible Preferred Stock of MetroPCS, Inc., as amended and/or restated from time to time; provided, however, that upon and after the consummation of the Holding Company Merger, “Certificate of Designations” shall mean the Certificate of Designations, Preferences and Rights for Series D Convertible Preferred Stock of MetroPCS Communications, Inc., as amended and/or restated from time to time.

“Certificate of Incorporation” means the Sixth Amended and Restated Certificate of Incorporation of MetroPCS, Inc., as further amended and/or restated from time to time; provided, however, that upon and after the consummation of the Holding Company Merger, “Certificate of

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MetroPCS Communications, Inc.

May 19, 2004

Incorporation” shall mean the Certificate of Incorporation of MetroPCS Communications, Inc., as amended and/or restated from time to time.

“Company” means MetroPCS, prior to consummation of the Holding Company Merger, and the “Company” means MetroPCS Communications, upon and after the Holding Company Merger.

“Governing Documents” means collectively, the Certificate of Incorporation, the Certificate of Designations, the Securities Purchase Agreement and the Stockholders Agreement.

“Holding Company Merger” means the merger and related transactions contemplated by that certain Agreement and Plan of Merger dated as of April 6, 2004 by and among MetroPCS Communications, MPCS Holdco Merger Sub, Inc. and MetroPCS.

“MetroPCS” means MetroPCS, Inc., a Delaware corporation.

“MetroPCS Communications” means MetroPCS Communications, Inc., a Delaware corporation.

“Outside Directors” means each of the total of two directors appointed by Accel Partners and MC Venture Partners in accordance with Sections 2.2(c)(i) and 2.2(c)(ii) of the Stockholders Agreement.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of July 17, 2000, by and among MetroPCS, the subsidiaries of MetroPCS listed on Schedule 2 thereto and each of the Purchasers listed on Schedule 1 thereto, as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of December 12, 2000, as further amended by Amendment No. 3 thereto dated as of December 19, 2000, as further amended by Amendment No. 4 thereto dated as of January 4, 2001, as further amended by Amendment No. 5 thereto dated as of January 9, 2001, as further amended by Amendment No. 6 thereto dated as of November 3, 2003, as further amended by Amendment No. 7 thereto dated as of May 19, 2004, and as may be further amended from time to time.

“Securities Purchase Agreement Amendment No. 7” means Amendment No. 7 dated as of May 19, 2004 to the Securities Purchase Agreement, dated as of July 17, 2000, by and among MetroPCS, the subsidiaries of MetroPCS listed on Schedule 2 thereto and each of the Purchasers listed on Schedule 1 thereto, such Amendment No. & being in substantially the form attached hereto as Exhibit B.

“Series D Preferred Stock” means the Series D Convertible Preferred Stock, par value $0.0001 per share, of MetroPCS; provided, however, that upon and after the consummation of the Holding Company Merger, “Series D Preferred Stock” shall mean the Series D Convertible Preferred Stock, par value $0.0001 per share, of MetroPCS Communications.

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May 19, 2004

“Stockholders Agreement” means the Amended and Restated Stockholders Agreement dated as of July 17, 2000 by and among MetroPCS, Roger D. Linquist, C. Boyden Gray, the stockholders listed on Schedule 1 thereto, the stockholders listed on Schedule 2 thereto, the stockholders listed on Schedule 3 thereto and the stockholders listed on Schedule 4 thereto, as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of January 4, 2001, as further amended by Amendment No. 3 thereto dated as of November 3, 2003, as further amended by Amendment No. 4 thereto dated as of May 19, 2004, and as may be further amended from time to time.

“Stockholders Agreement Amendment No. 4” means Amendment No. 4 dated as of May 19, 2004 to the Amended and Restated Stockholders Agreement dated as of July 17, 2000 by and among MetroPCS, Roger D. Linquist, C. Boyden Gray, the stockholders listed on Schedule 1 thereto, the stockholders listed on Schedule 2 thereto, the stockholders listed on Schedule 3 thereto and the stockholders listed on Schedule 4 thereto, such Amendment No. 4 being in substantially the form attached hereto as Exhibit A.

8.	Miscellaneous

(a)	Counterparts. This letter agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

(b)	Headings. The descriptive headings in this letter agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof.

(c)	Governing Law. This letter agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned have executed this letter agreement as of the date first above written.

METROPCS, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

METROPCS COMMUNICATIONS, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

Signature Page to Letter Agreement dated May 19, 2004

CONSENTING PREFERRED STOCKHOLDERS:

ACCEL VII L.P.

By:	Accel VII Associates L.L.C.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-in-Fact

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates L.L.C.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-in-Fact

ACCEL INVESTORS ’99 L.P.

By:	/s/ Tracy Sedlock
Attorney-in-Fact

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson
General Partner

Elimore C. Patterson Partners

By:	/s/ Arthur C. Patterson
Arthur C. Patterson
General Partner

AUCHINCLOSS, WADSWORTH & CO. LP

By:	/s/ Eliot Wadsworth II
Eliot Wadsworth II
Managing Partner

Signature Page to Letter Agreement dated May 19, 2004

JP MORGAN CHASE BANK, AS TRUSTEE FOR THE BP MASTER TRUST FOR EMPLOYEE PENSION PLAN

By:	/s/ Peter Owen
Peter Owen
Vice President

BANC OF AMERICA CAPITAL INVESTORS SBIC, LP

By:	/s/ George E. Morgan, III
George E. Morgan, III
Managing Director

ROBERT G. BARRETT

By:	/s/ R. G. Barrett
R. G. Barrett

RALPH BARUCH REVOCABLE TRUST

By:	/s/ Ralph M. Baruch
Ralph M. Baruch

BERKELEY INVESTMENTS, LTD

By:	/s/ Kishore Mirchandani
Kishore Mirchandani
Authorized Signatory

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter
Barry Porter
Managing General Partner

Signature Page to Letter Agreement dated May 19, 2004

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By:	Columbia Capital Equity Partners III, L.P.

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By:	Columbia Capital Equity Partners (Cayman) III, LTD.

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By:	Columbia Capital Equity Partners, III, L.P.

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL INVESTORS III, LLC

By:	Columbia Capital III, LLC

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, LLC

By:	Columbia Capital Equity Partners III, LP

By:	/s/ Donald A. Doering
Donald A. Doering
CFO

Signature Page to Letter Agreement dated May 19, 2004

HELEN MARTIN SPALDING 1997 IRREVOCABLE TRUST

By:	/s/ Peter M. Folger
Peter M. Folger
Trustee

LECKWITH PROPERTY LTD.

By:	INVESCO Private Capital Inc.
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena
Parag Saxena

EVERMORE CORPORATION

By:	INVESCO Private Capital, Inc., as investment
manager and attorney in-fact

By:	/s/ Parag Saxena
Parag Saxena

TRENDLY INVESTMENTS

By:	INVESCO Private Capital Inc.
As investment manager and attorney-in-fact

By:	/s/ Parag Saxena
Parag Saxena

KME Venture III, L.P.

By:	INVESCO Private Capital Inc.
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena
Parag Saxena

Signature Page to Letter Agreement dated May 19, 2004

WONG, SHUN YEE SIRLEY

By:	INVESCO Private Capital Inc.
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

MICHAEL WALL

By:	INVESCO Private Capital, Inc.,
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

CHEER IDYLL PROPERTY LTD.

By:	INVESCO Private Capital, Inc.,
as investment manager and attorney-in-fact

By:	/s/ Parag Saxena

DRAKE & CO.

By:	/s/ John Cushman
John Cushman
VP Operations

JP CHASE BANK AS TRUSTEE FOR FIRST PLAZA GROUP TRUST

By:	/s/ Marc Pinsky
Marc Pinsky
Assistant Vice President
Kane & Co.

Signature Page to Letter Agreement dated May 19, 2004

BARRY B. LEWIS

By:	/s/ Barry B. Lewis

JOHN S. LEWIS

By:	/s/ John S. Lewis

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade

M/C VENTURE INVESTORS, L.L.C.

By:	/s/ James F. Wade

M/C VENTURE PARTNERS IV, L.P.

By:	/s/ James F. Wade

M/C VENTURE PARTNERS V, L.P.

By:	/s/ James F. Wade

JOSEPH T. MCCULLEN, JR.

By:	/s/ Joseph T. McCullen, Jr.
Joseph T. McCullen, Jr.

Signature Page to Letter Agreement dated May 19, 2004

METRO PCS INVESTORS, LLC

By:	/s/ Gregg W. Ritchie
Gregg W. Ritchie
Chief Financial Officer

DONALD R. MULLEN, JR.

By:	/s/ Donald R. Mullen, Jr.
Donald R. Mullen, Jr.

ONE LIBERTY FUND III LP
By its GP, One Liberty Partners III, LP

By:	/s/ Edwin M. Kania, Jr.
Edwin M. Kania, Jr.
General Partner

PARAGON VENTURE PARTNERS II, L.P.
Paragon Venture Management Company II, LP

By:	/s/ John S. Lewis
John S. Lewis.
General Partner

PRIMUS CAPITAL FUND V. LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

Signature Page to Letter Agreement dated May 19, 2004

PRIMUS EXECUTIVE FUND V. LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited
Partnership, its General Partner

By:	Primus Venture Partners, Inc., its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

SF PARTNERSHIP

By:	/s/ James Shapiro
James Shapiro
Partner

SANI HOLDINGS LTD.

By:	/s/ Ishwar Sani
Ishwar Sani
President/Director

STEVEN SCARI

By:	/s/ Steven Scari
Steven Scari

Signature Page to Letter Agreement dated May 19, 2004

DAVID SCHOENTHAL

By:	/s/ David Schoethal

JOHN SCULLEY AND LEE ADAMS SCULLEY

By:	/s/ John Sculley

SONOMAWEST HOLDINGS, INC.

By:	/s/ Roger S. Mertz
Roger S. Mertz
Chairman of the Board

WINSTON/THAYER PARTNERS, L.P.

By:	/s/ Michael D. Bluestein
Michael D. Bluestein
Principal

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton
Craig R. Stapleton
General Partner

Signature Page to Letter Agreement dated May 19, 2004

WACHOVIA CAPITAL PARTNERS 2001, LLC

By:	/s/ Walker Simmons
Walker Simmons
Partner

Signature Page to Letter Agreement dated May 19, 2004